UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

March 14, 2011
(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
0-19133	75-2237318
(Commission File Number)	(IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(817) 460-3947
Registrant's telephone number, including area code:

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Items 7.01 and 8.01 herein and the related press release (Exhibit 99.1), the Company adjusted fiscal 2011 earnings guidance, completed the acquisition of six pawnshops, intends to resume its share buyback program, and announced the sale of its Illinois payday lending stores.

The information provided in this Item 2.02 shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On March 14, 2011, the Company issued a press release announcing that it is adjusting fiscal 2011 guidance for earnings per share from continuing operations and has completed the acquisition of six pawnshops. The Company also announced the sale of its ten Illinois payday lending operations. Neither the assets and earnings of the acquired pawnshops or the Illinois stores were significant in relation to the Company's consolidated financial position or results of operations. The Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 7.01.

The information provided in this Item 7.01 shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 8.01. Other Events.

On March 14, 2011, the Company issued a press release announcing that the Company intended to resume buy-backs of its common stock under its current share repurchase authorization, which provides for additional repurchases of up to 1,359,581 shares. The Company's press release, dated March 14, 2011, is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 8.01.

The information provided in this Item 8.01 shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, not shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:
99.1   Press Release dated March 14, 2011 announcing adjusted fiscal 2011 earnings guidance.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2011	First Cash Financial Services, Inc. (Registrant)
/s/ R. DOUGLAS ORR R. Douglas Orr Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX
Exhibit Number	Document

99.1	Press Release dated March 14, 2011